                                                                    Exhibit 10.8
                                   SCHEDULE 2
               MICROSOFT NETWORK OF INTERNET SERVICES ADVERTISING

This Schedule 2 (the "Schedule") is made pursuant to that certain Master Advertising Agreement (the "Agreement") dated April 5, 2001 by and between Microsoft Corporation ("Microsoft Corporation") and eDiets.com, Inc. ("Company") and is entered into by and among the Company and Microsoft. This Schedule confirms the terms pursuant to which Company will purchase advertising placements on the web sites set forth in this Schedule (collectively "MSN"), effective July 1, 2002 (the "Effective Date"). This Schedule is entered into between Microsoft Online, L.P. ("Microsoft Online"), MSNBC Interactive News, L.L.C ("MSNBC") and together with Microsoft Online, ("Microsoft") and Company.

1.   AD PLACEMENTS:

     1.1 During the Term, Microsoft will provide a total of [***] to Company as set forth in Exhibit 2-A attached hereto, unless the parties agree upon alternate placements and fees in writing. "Ad Requests" means the request of an advertising element as a direct result of a user's action, as recorded by the advertisement's server software.

     1.2 Company agrees to refresh its creative as mutually agreed during the Term, but no less frequently than once every seven (7) days.

     1.3 Microsoft may, in its sole discretion, deliver Ad Requests in excess of the total set forth above, however, Company will not be obligated to pay Microsoft for such over-delivery, unless the parties agree on payment terms in a written amendment to this Schedule.

     1.4  Make Goods:

          1.4.1 If Microsoft fails to deliver the agreed upon aggregate number of Ad Requests during the Term, Company's sole remedy for such failure will be the extension of the Term for (i) a period of sixty (60) days, or (ii) until the agreed upon number of Ad Requests (or other Ad Requests as the parties mutually agree) are provided, whichever is longer.

          1.4.2 The delivery of Ad Requests will be measured [***] as set forth in Exhibit 2-A, attached hereto, or otherwise as agreed upon by the parties in writing in advance of each [***]. If Microsoft, at the end of any given [***] during the Term, has failed to deliver at least [***] of the Ad Requests committed for such quarter, Company reserves the right to withhold payment due for such Ad Requests until such shortfall is delivered by Microsoft, at which time the funds withheld will be released; provided, however, that if such Ad Requests are not delivered within (60) days following the end of the applicable [***], Company shall not pay for such undelivered Ad Requests. Further, in the case where a particular placement is contained in the media plan for more than one [***] and the CPM rate for that placement increases from one [***] to the next, it is understood that the entire Ad Request commitment at the lower CPM must be met before the higher CPM is applied, regardless of the [***] in which the delivery is made or completed.

     1.5 On a monthly basis, the parties will discuss additions, changes and deletions to the placements set forth in this Section 1 and Company's advertising creative in an effort to optimize campaign performance of the Ad Requests. Subject to mutual written agreement and inventory availability, Microsoft will make all reasonable efforts to implement such revisions.

     1.6 Microsoft will make commercially reasonable efforts to maintain aggregate click-through rates for the Ad Requests purchased pursuant to this Schedule which are substantially similar to those aggregate click-through rates historically provided by Microsoft under the Agreement. Company shall make commercially reasonable efforts to optimize the creative selections given to Microsoft for fulfillment of this Schedule. Failure by Microsoft to meet or exceed such historical aggregate click-through rates will not be deemed a breach of this Schedule. Microsoft makes no warranty about the click-through rate to be provided through each Exhibit 2-A ad placement.

2. EXCLUSIVE PROVISION OF CONTENT: During the Term, Microsoft will not accept advertising from or license products or services owned or distributed by [***] on the following MSN sites or any successor sites (collectively the "Sites") (including without limitation, pages contained within the Sites or linked to the Sites): [***]

[***] Confidential Information


Microsoft Confidential
Page 1 of 20

     [***]. Except as provided herein, nothing in this Schedule will be construed as restricting Microsoft's ability accept advertising from or license products or services owned or distributed by other entities focused on dieting and weight loss

3.   WOMENCENTRAL MINI-SITE:

     3.1 Microsoft will create a site within WomenCentral for use by WomansCentral and MSN users, which site will allow such users review diet, fitness and nutrition information (the "Mini-Site"). The Mini-Site will:

          3.1.1 Be at least five (5) to six (6) pages in length; and
          3.1.2 Be created and hosted by Microsoft within WomenCentral using Content. Such Content will include, without limitation Company's tools such as a body mass indicator or calorie calculator; and
          3.1.3 Be available for WomenCentral users through a persistent link (a text link or graphical link to be mutually agreed to by the parties) on the WomenCentral home page; and
          3.1.4 Include the following on navigation structure of the Mini-Site:
                (a) the logos of Microsoft and Company; (b) hyperlink to WomenCentral, MSN or any page therein as mutually agreed to by Microsoft and Company; (c) be located at the top of each page of the Mini-Site 3.1.5 Include graphic and text links, which links will be placed on the Mini-Site as mutually agreed to by the Microsoft and Company, to Company's site, with a goal of increasing new membership in Company's site and diet programs; and
          3.1.6 Include an attribution to Company as approved by the Company such as "Sponsored by eDiets."

     3.2 Company will refresh the Mini-Site creative as mutually agreed upon during the Term, but no less frequently than once each month of the Term.

     3.3 Company will be solely responsible for customer service for products and services offered by Company on the Mini-Site.

     3.4 Microsoft and Company shall mutually agree on the design and content of the Mini-Site, but Microsoft will have ultimate editorial control over the Mini-Site. Microsoft will approve the Mini-Site no later than ten (10) days prior to launch of the Mini-Site (tentatively scheduled for July 1, 2002). Company will comply with the WomenCentral specifications set forth in Exhibit 2-B attached hereto, and will reasonably cooperate with Microsoft to test the operation and functionality of the Mini-Site prior to its launch by Microsoft.

4. MSNBC PLACEMENTS: MSNBC will provide Company with the following placements on the MSNBC Web Site (as defined below): (a) advertorial integration, as set forth in Section 4.1; (b) placement in the Resource Guide, as set forth in Section 4.2; and (c) placement on the MSNBC home page, as set forth in
     Section 4.3:

     4.1  Advertorial Integration:

          4.1.1 MSNBC will create and develop a fly-out menu from the "Health" or "Living" Navigation Bar Menu on the MSNBC Web Site as such
                Section is mutually determined by MSNBC and Company) titled "Special Advertiser Features". Users who activate the "Special Advertiser Features" fly-out menu will have the option to link to the Jump Page. "Navigation Bar Menu" means the navigation elements appearing on the left side of web pages within the MSNBC Web Site, which shall consist of the MSNBC logo and internal graphic or text links to web pages within the MSNBC Web Site, as may be modified by MSNBC in its discretion. "MSNBC Web Site" means the MSNBC Web Site currently located at URL: http://www.msnbc.com or any successor site and modified from time to time by MSNBC, in its sole discretion, that may include, but is not limited to, any and all other web sites created, registered, owned and/or controlled by MSNBC. "Jump Page" means the co-branded web page within the MSNBC Web Site hosted and maintained by MSNBC, which shall contain Content and links to Company's Site. "Section" means a specific designated information area within the MSNBC Web Site. Examples of Sections include, without limitation, Sports, Business, Health, Classifieds and Living.

          4.1.2 MSNBC will maintain one or more links from the "Health" or "Living" Section of the MSNBC Web Site to the Jump Page. The number, size, placement and other characteristics of such links as well as the Section shall be mutually determined by MSNBC and Company.

[***] Confidential Information

Microsoft Confidential
Page 2 of 20

          4.1.3 The content, design, functionality, and appearance of the Jump Page will be mutually determined by MSNBC and Company. MSNBC shall provide a mock-up of the Jump Page to Company for its review and comment prior to publication. The Jump Page shall:
                (a) include Content provided by Company; (b) include Company branding in a manner mutually agreed upon by the parties; and
                (c) provide multiple links to the Company's site, the number, size, placement and other characteristics of such links to be mutually determined by MSNBC and Company.

     4.2 Resource Guide Placement: Company will receive either a text link or logo in each of the relevant story pages within either the "Health" or "Living" Section as mutually determined by Company and MSNBC. If Company receives a text link, it will be a non-branded reference substantially in the form of "diet", "diet plan" or "nutrition." Microsoft and MSNBC make no warranty regarding the number of Ad Requests that will be delivered to Company from the Resource Guide placement.

     4.3 MSNBC Home Page Placement: From time to time, Company will receive a text link in the Section entitled "MSNBC Partner Feature." Exhibition of such text link will be mutually determined by MSNBC and Company. MSNBC makes no warranty regarding the number of Ad Requests which will be delivered to Company from the MSNBC Home Page placement.

5.   MINI-SITE AND JUMP PAGE REQUIREMENTS:

     5.1  Rights and Obligations of Company:

          5.1.1 Company shall deliver Content for the Mini-Site and Jump Page to Microsoft and MSNBC respectively in accordance with the delivery specifications set forth on Exhibit 2-B. Company shall deliver Content that is complete, acceptable in style and quality, and free of errors including, without limitation, errors in facts, grammar, punctuation and spelling. In the event that Microsoft or MSNBC require additions, deletions or other changes to the Content, Microsoft or MSNBC as applicable shall notify Company in writing and Company shall alter the Content to accommodate such changes.

          5.1.2 Company agrees to regularly consult in good faith with Microsoft on the topics, editorial quality and timeliness of Content, and Company will be responsible for ensuring that the Content is reflective of the overall commercial quality of Microsoft products and services. Company shall make thirty (30) day editorial calendars available to Microsoft and MSNBC so the parties may work together on programming and promotion of the Mini-Site and the Jump Page. The thirty (30) day editorial calendar will identify the specific articles and Content, including run dates, which Company will supply to Microsoft and MSNBC under the terms of this Schedule.

     5.2 Proprietary Rights:

          5.2.1 Subject to the license granted to Company under Section 5.3 of this Schedule, Microsoft and MSNBC hereby reserve all of its right, title and interest in its respective intellectual property rights including, without limitation, all right, title and interest in and to all trademarks, trade dress, logos, insignia and copyrightable materials supplied by Microsoft or MSNBC to Company hereunder. Subject to the foregoing and the license granted to Microsoft and MSNBC under Section 5.3 of this Schedule, Company reserves all of its right, title and interest in its intellectual property rights, including, without limitation, all right, title and interest in and to all trademarks, trade dress, logos, insignia and copyrightable materials supplied by Company to Microsoft or MSNBC.

          5.2.2 Microsoft and MSNBC License: Microsoft and MSNBC each hereby grant to Company, during the Term, a non-exclusive, non-transferable license to use the trade names, trademarks, service names and other proprietary marks supplied by Microsoft or MSNBC as is reasonably necessary to perform its obligations under this Agreement; provided, however, that any advertising and/or other materials containing any of Microsoft's or MSNBC's marks will be subject to Microsoft's or MSNBC's prior written approval, which approval will not be unreasonably withheld or delayed. All goodwill arising out of any use of any of Microsoft's or MSNBC's marks by, through or under Company will inure solely to the respective benefit of Microsoft or MSNBC.

Microsoft Confidential
Page 3 of 20

     5.3  Company License:

          5.3.1 In addition to the license granted to Microsoft pursuant to
                Section 3 of the Agreement, Company hereby grants to MSNBC, during the Term, a non-exclusive, non-transferable license to use the trade names, trademarks, service names and other proprietary marks supplied by Company as is reasonably necessary to perform its obligations under this Agreement; provided, however, that any advertising and/or other materials containing any of Company's marks will be subject to Company's prior written approval, which approval shall not be unreasonably withheld or delayed. All goodwill arising out of any use of any of Company's marks by, through or under MSNBC will inure solely to the benefit of Company.

          5.3.2 Company hereby grants to MSNBC, during the Term, a non-exclusive, non-transferable license to use, reproduce, distribute and display the Content on the MSNBC Web Site in accordance with the terms and conditions of this Schedule and the Agreement.

     5.4 Non-Disparagement: No party to this Schedule will use any other party's trade names, trademarks, service names and other proprietary marks in a manner that disparages any other party or its products or services, and/or portrays the any other party or its products or services in a false, competitively adverse or poor light. Each party will comply with any other party's reasonable requests as to the use of the other party's proprietary marks and will avoid knowingly taking any action that diminishes the value of such marks. Any party's use of the any other party's proprietary marks except as expressly permitted in this Schedule is strictly prohibited.

     5.5 Advertising Revenue: Microsoft and MSNBC shall retain all revenues (including all advertising revenues) generated from the Mini-Site and Jump Page and on all pages within MSN and the MSNBC Web Site, which contain Content, excluding revenue generated by Company through Company's web site or the sale of its products and services.

     5.6 End User Data: All end user individual and aggregate information acquired through the Mini-Site or Jump Page ("End User Data") shall be owned by Company. Company may provide aggregate demographic and end user profile information to MSNBC, provided such information does not identify any individual end users. The parties agree to conform with each other's data privacy standards covering End User Data.

6.   REPORTING:

     6.1 Company shall develop, implement and maintain the technology required to track usage of Company's site by users linking to such site from Company's placements on MSN, and will provide Microsoft with weekly reports ("Reports"). Subject to mutual agreement by the parties, such Reports shall be delivered in a template designated by Microsoft, and shall include click-throughs designated by MSN page groups, click-through rates, conversion by ad element and page group, and any other field mutually agreed to by Microsoft and Company. Notwithstanding the foregoing, Company acknowledges that Microsoft's reports will the basis for total ad requests and click-throughs delivered by Microsoft. In the event of a discrepancy of more than thirty percent (30%) between Microsoft and Company's reporting, the parties agree to work together to find a mutually agreeable resolution such as, but not limited to, the averaging together of the two reports.

     6.2 Company will provide Microsoft Reports according to the following frequency: (a) daily access to its on-line reporting tool; and (b) weekly printed Reports no later than 5:00 pm each Monday of the Term, unless the parties agree to an alternate delivery schedule.

     6.3 Microsoft and Company agree to review the Reports on a weekly basis in person or via teleconference (at Microsoft's discretion) or an alternate time agreed upon by the parties.

7.   FEES:

     7.1 Subject to the terms and conditions of this Schedule including without limitation, the terms of Section 1.4 of this Schedule, Company will pay Microsoft an aggregate advertising fee ("Fee") of nine million one hundred twenty-nine thousand nine hundred twelve dollars ($9,129,912USD) during the Term. Subject to the terms of Section 1.4 of this Schedule, Company will be obligated to pay Microsoft twenty-four (24) equal installments of three hundred eighty thousand four hundred thirteen dollars ($380,413). Such payments will be rendered by Company on the fifteenth (15/th/) and thirtieth (30/th/) days of each month of the Term, or the business day prior to each such date.]

Microsoft Confidential
Page 4 of 20

     7.2 Subject to Section 1.4.2, Company will render the Fee via wire transfer to the account set forth below and Microsoft must receive each installment in full prior to exhibition of the advertisements:


                             Bank of America, Dallas
                           1401 Elm Street, 5th Floor
                                Dallas, TX 75202
                               MSN Online, #847543
                              Account # 3751736507
                                 ABA#: 111000012


     7.3 Company will establish and maintain an irrevocable standby letter of credit (the "Standby Letter") in the amount of five hundred thousand dollars ($500,000). The Standby Letter shall remain in effect during the Term and for a period of (i) one (1) month after the lapse of the Term; or (ii) the conclusion of Company's payment obligations, under this Schedule, whichever occurs first. Company or Company's designated bank will provide the Standby Letter to Microsoft immediately upon execution of this Schedule 2. Microsoft shall not draw upon the Standby Letter unless the following conditions precedent have been met
          (i) the delivery of notice to the Company that it has failed to make timely payment and the lapsing of a 30 day period after service of such notice in which Company has to cure; (ii) the complete resolution of any advertisement delivery dispute within 45 days following Microsoft's written notice thereof, the subject of which gives rise to Company's withholding of payment. In no event shall Microsoft, draw upon the Standby Letter as an alternative to payment as set forth in
          Section 7.1 above.

8. TERM: The tem of this Schedule shall commence on July 1, 2002 and end on June 30, 2003, unless extended pursuant to Section 1.4.

9. TERMINATION: Either party may immediately terminate this Schedule upon written notice if the other party breaches the Schedule in any material respect, and such breach remains uncured for a period of fifteen (15) days following the breaching party's receipt of written notice of the breach from the non-breaching party. If this Schedule is terminated pursuant to this Section 9, the parties will have no further obligations to each other, however, (a) if Microsoft terminates this Schedule due to Company's breach, Company will pay Microsoft a penalty of fees in the amount of three hundred eighty thousand four hundred thirteen dollars ($380,413); or (b) if Company terminates this Schedule due to Microsoft's breach, Microsoft will provide Company Ad Requests for the fifteen (15) day period following the effective date of termination at no charge to Company.

10.  AMENDMENT TO THE AGREEMENT

     10.1 The fifth sentence of Section 14 of the Agreement is deleted in its entirety and replaced with the following:

               Neither party may assign, sub-license transfer, encumber or otherwise dispose of this Agreement without the other party's prior written approval, which approval shall not be unreasonably withheld or delayed.

     10.2 Assignment of Agreement. Company and Microsoft Corporation hereby approve the assignment of the Agreement and the rights and obligations under the Agreement and this Schedule to Microsoft Online, an affiliate of Microsoft Corporation.

This Schedule shall be attached to and incorporated into the Agreement, and is subject to all the terms and conditions of the Agreement. This Schedule amends the Agreement as set forth herein and supercedes the terms set forth in Schedule 1 in its entirety. Any capitalized but undefined terms contained in this Schedule shall have the meaning ascribed to them in the Agreement. The terms and conditions of this Schedule shall control over any inconsistent terms set forth in the Agreement.

(Signature page follows)

Microsoft Confidential
Page 5 of 20

IN WITNESS WHEREOF, the parties have entered into this Schedule as of the Effective Date.

Microsoft Online                            Company
MICROSOFT ONLINE, LP                        EDIETS.COM Inc.
6100 Neil Road                              3801 W Hillsboro Blvd
Reno, NV 89570                              Deerfield Beach, FL 33442

By /s/ Gary Larkin                          /s/ David R. Humble
   ----------------------------------       ------------------------------------
(Sign)                                      (Sign)

Gary Larkin                                 David R. Humble
-------------------------------------       ------------------------------------
Name (Print)                                Name (Print)

Regional Manager - MSN                      CEO, Founder
-------------------------------------       ------------------------------------
Title                                       Title

7/2/02                                      7/1/02
-------------------------------------       ------------------------------------
Date                                        Date
Program Contact: Mike Haines

MSNBC
MSNBC INTERACTIVE NEWS, L.L.C.
One Microsoft Way
Redmond, WA 98052

By /s/ Qkyoo Kim
-------------------------------------
(Sign)

Qkyoo Kim
-------------------------------------
Name (Print)

Manager Advertising - MSNBC
-------------------------------------
Title

7/15/02
-------------------------------------
Date
Program Contact: Mike Haines

Microsoft Confidential
Page 6 of 20

                                   EXHIBIT 2-A

--------------------------------------------------------------------------------------------------
eDiets Media Plan
7/1/2002 - 9/30/2002
--------------------------------------------------------------------------------------------------
                                                                Total Ad       Total Ad Reqs Per
                  Placement                      Code          Reqs/Month              Yr
--------------------------------------------------------------------------------------------------
CC01i Careers ROS 468x60 (A)                    CCHGEN           [***]                [***]
--------------------------------------------------------------------------------------------------

CC07i Careers ROS 120x240 (A)                   CCHMO1           [***]                [***]
--------------------------------------------------------------------------------------------------

CC17i Careers ROS 120x60 (A)                    CCHMO2           [***]                [***]
--------------------------------------------------------------------------------------------------

CC20i Careers ROS 120x30 (A)                    CCHHRL           [***]                [***]
--------------------------------------------------------------------------------------------------

HE90i Health PopUp (A) 250x250                  HEAPOP           [***]                [***]
--------------------------------------------------------------------------------------------------

HM01i Hotmail English Banners (d)               HOTBOS           [***]                [***]
--------------------------------------------------------------------------------------------------

HM90i Hotmail English 250x250 Home (d)          HOTENG           [***]                [***]
--------------------------------------------------------------------------------------------------

HM90i Hotmail English 250x250 Compose (d)       HOTENG           [***]                [***]
--------------------------------------------------------------------------------------------------

HM90i Hotmail English Lang.PopUp                HOTPOP           [***]                [***]
--------------------------------------------------------------------------------------------------

HM99i Hotmail PopUnder (NoGif) 720x300          HOTLBA           [***]                [***]
--------------------------------------------------------------------------------------------------

MS27i MSN Front Page Small Banner               MSNBFP           [***]                [***]
--------------------------------------------------------------------------------------------------

MS27i MSN Merchant Text Ad                      MSNMER           [***]                [***]
--------------------------------------------------------------------------------------------------

NB01i *Business                                 NBCCOM           [***]                [***]
--------------------------------------------------------------------------------------------------

NB01i *Frontpage                                NBCFPG           [***]                [***]
--------------------------------------------------------------------------------------------------

NB01i *Health                                   NBCHEA           [***]                [***]
--------------------------------------------------------------------------------------------------

NB01i *Sports                                   NBCSPT           [***]                [***]
--------------------------------------------------------------------------------------------------

NB01i *TV News                                  NBCONA           [***]                [***]
--------------------------------------------------------------------------------------------------

NB01i *Weather                                  NBCWEA           [***]                [***]
--------------------------------------------------------------------------------------------------

NB10i Business A-Column Button (A)125x125       NBCABS           [***]                [***]
--------------------------------------------------------------------------------------------------

NB10i Health A-Column Button (A) 125x125        NBCAHH           [***]                [***]
--------------------------------------------------------------------------------------------------

NB10i News A-Column Button (A) 125x125          NBCANS           [***]                [***]
--------------------------------------------------------------------------------------------------

NB10i Sports A-Column Button (A) 125x125        NBCASS           [***]                [***]
--------------------------------------------------------------------------------------------------

NB10i Travel A-Column Button (A) 125x125        NBCATL           [***]                [***]
--------------------------------------------------------------------------------------------------

NB10i TV news A-Column Button (A) 125x125       NBCATV           [***]                [***]
--------------------------------------------------------------------------------------------------

NB45i Showcase Ad - Med. Sports 300x250         NBCSMS           [***]                [***]
--------------------------------------------------------------------------------------------------

NB45i Showcase Ad - Med. Travel 300x250         NBCSMT           [***]                [***]
--------------------------------------------------------------------------------------------------

NB99i MSNBC PopUnder (NoGif) 720x300            NBCLBA           [***]                [***]
--------------------------------------------------------------------------------------------------

[***] Confidential Information

Microsoft Confidential
Page 7 of 20

SL01i Slate Standard Banner                     SLAGEN          [***]                [***]
-------------------------------------------------------------------------------------------------

SL07i Business Section (A-Col) 120x240          SLABUV          [***]                [***]
-------------------------------------------------------------------------------------------------

SL07i Home Page Vertical Button (A-Col) 120x240 SLAVAR          [***]                [***]
-------------------------------------------------------------------------------------------------

SL07i News-Politics Section (A-Col) 120x240     SLANPV          [***]                [***]
-------------------------------------------------------------------------------------------------

SL90i Slate PopUp 250x250                       SLAPOP          [***]                [***]
-------------------------------------------------------------------------------------------------

WC01i WomenCentral ROS 468x60                   MSNUND          [***]                [***]
-------------------------------------------------------------------------------------------------

WC07i WomenCentral Beauty-Style 120x240         WMCBSV          [***]                [***]
-------------------------------------------------------------------------------------------------

WC07i WomenCentral First Person 120x240         WMCFPV          [***]                [***]
-------------------------------------------------------------------------------------------------

WC07i WomenCentral Fitness-Health 120x240       WMCFHV          [***]                [***]
-------------------------------------------------------------------------------------------------

WC07i WomenCentral Home-Food 120x240            WMCHFV          [***]                [***]
-------------------------------------------------------------------------------------------------

WC07i WomenCentral HomePage 120x240             WMCHPV          [***]                [***]
-------------------------------------------------------------------------------------------------

WC07i WomenCentral Relationships 120x240        WMCRVB          [***]                [***]
-------------------------------------------------------------------------------------------------

WC07i WomenCentral Weddings 120x240             WMCWVB          [***]                [***]
-------------------------------------------------------------------------------------------------

WC17i WomenCentral Beauty-Style 120x60          WMCBSS          [***]                [***]
-------------------------------------------------------------------------------------------------

WC17i WomenCentral First Person 120x60          WMCHES          [***]                [***]
-------------------------------------------------------------------------------------------------

WC17i WomenCentral Fitness-Health 120x60        WMCFTS          [***]                [***]
-------------------------------------------------------------------------------------------------

WC17i WomenCentral Home-Food 120x60             WMCHLS          [***]                [***]
-------------------------------------------------------------------------------------------------

WC17i WomenCentral HomePage 120x60              WMCFPS          [***]                [***]
-------------------------------------------------------------------------------------------------

WC17i WomenCentral Relationships 120x60         WMCRES          [***]                [***]
-------------------------------------------------------------------------------------------------

WC17i WomenCentral Weddings 120x60              WMCWDB          [***]                [***]
-------------------------------------------------------------------------------------------------

WC20i WomenCentral Beauty-Style 120x30          WMCSYH          [***]                [***]
-------------------------------------------------------------------------------------------------

WC20i WomenCentral First Person 120x30          WMCHLH          [***]                [***]
-------------------------------------------------------------------------------------------------

WC20i WomenCentral Fitness-Health 120x30        WMCFTH          [***]                [***]
-------------------------------------------------------------------------------------------------

WC20i WomenCentral Home-Food 120x30             WMCHMH          [***]                [***]
-------------------------------------------------------------------------------------------------

WC20i WomenCentral HomePage 120x30              WMCHPH          [***]                [***]
-------------------------------------------------------------------------------------------------

WC20i WomenCentral Relationships 120x30         WMCRLH          [***]                [***]
-------------------------------------------------------------------------------------------------

WC20i WomenCentral Weddings 120x30              WMCWHB          [***]                [***]
-------------------------------------------------------------------------------------------------

WC90i WomenCentral Pop-Up 250x250               WMCPOP          [***]                [***]
-------------------------------------------------------------------------------------------------

Subtotal of MSN Inventory                                       [***]                [***]
-------------------------------------------------------------------------------------------------
Content Integration within MSN
-------------------------------------------------------------------------------------------------
Search Featured Site
-------------------------------------------------------------------------------------------------

[***] Confidential Information

Microsoft Confidential
Page 8 of 20

Hotmail Web Courier                                             [***]                [***]
-------------------------------------------------------------------------------------------------
MSN Headline Module                                             [***]                [***]
-------------------------------------------------------------------------------------------------
Subtotal of premium inventory                                   [***]                [***]
-------------------------------------------------------------------------------------------------
Content Integration within MSN                                  [***]                [***]
-------------------------------------------------------------------------------------------------
Women Central Minisite                                          [***]                [***]
-------------------------------------------------------------------------------------------------
MSNBC Advertorial (individual placements below)                 [***]                [***]
-------------------------------------------------------------------------------------------------

1) Co-Branded Banners promoting Advertorial
   MSNBC ROS                                                    [***]                [***]
-------------------------------------------------------------------------------------------------

2) Banners MSNBC ROS                                            [***]                [***]
-------------------------------------------------------------------------------------------------

3) A-Column Ad- WebCourier Newsletters                          [***]                [***]
-------------------------------------------------------------------------------------------------

4) MSNBC Front Cover Banner (Lower Right)                       [***]                [***]
-------------------------------------------------------------------------------------------------
Subtotal of content integration                                 [***]                [***]
-------------------------------------------------------------------------------------------------


Grand Total:                                                    [***]                [***]
-------------------------------------------------------------------------------------------------
Net CPM

Package Price                                                                   $         850,742
-------------------------------------------------------------------------------------------------

[***] Confidential Information

(Exhibit 2-A continued on next page)

Microsoft Confidential
Page 9 of 20

---------------------------------------------------------------------------------------------------------------------------
eDiets Media Plan
---------------------------------------------------------------------------------------------------------------------------
10/1/2002 - 12/31/2002
---------------------------------------------------------------------------------------------------------------------------
                                                                                 Total Ad               Total Ad Reqs Per
                           Placement                                 Code       Reqs/Month                      Yr
---------------------------------------------------------------------------------------------------------------------------
CC01i Careers ROS 468x60 (A)                                        CCHGEN      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

CC07i Careers ROS 120x240 (A)                                       CCHMO1      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

CC17i Careers ROS 120x60 (A)                                        CCHMO2      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

CC20i Careers ROS 120x30 (A)                                        CCHHRL      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

HE90i Health PopUp (A) 250x250                                      HEAPOP      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

HM01i Hotmail English Banners (d)                                   HOTBOS      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

HM90i Hotmail English 250x250 Home (d)                              HOTENG      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

HM90i Hotmail English 250x250 Compose (d)                           HOTENG      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

HM90i Hotmail English Lang.PopUp                                    HOTPOP      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

HM99i Hotmail PopUnder (NoGif) 720x300                              HOTLBA      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

MS27i MSN Front Page Small Banner                                   MSNBFP      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

MS27i MSN Merchant Text Ad                                          MSNMER      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

NB01i *Business                                                     NBCCOM      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

NB01i *Frontpage                                                    NBCFPG      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

NB01i *Health                                                       NBCHEA      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

NB01i *Sports                                                       NBCSPT      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

NB01i *TV News                                                      NBCONA      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

NB01i *Weather                                                      NBCWEA      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

NB10i Business A-Column Button (A)125x125                           NBCABS      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

NB10i Health A-Column Button (A) 125x125                            NBCAHH      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

NB10i News A-Column Button (A) 125x125                              NBCANS      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

NB10i Sports A-Column Button (A) 125x125                            NBCASS      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

NB10i Travel A-Column Button (A) 125x125                            NBCATL      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

NB10i TV news A-Column Button (A) 125x125                           NBCATV      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

NB45i Showcase Ad - Med. Sports 300x250                             NBCSMS      [***]                          [***]
---------------------------------------------------------------------------------------------------------------------------

NB45i Showcase Ad - Med. Travel 300x250                             NBCSMT      [***]                          [***]

[***] Confidential Information

   Microsoft Confidential
   Page 10 of 20

---------------------------------------------------------------------------------------------------------------------------
NB99i MSNBC PopUnder (NoGif) 720x300                                NBCLBA      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

SL01i Slate Standard Banner                                         SLAGEN      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

SL07i Business Section (A-Col) 120x240                              SLABUV      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

SL07i Home Page Vertical Button (A-Col) 120x240                     SLAVAR      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

SL07i News-Politics Section (A-Col) 120x240                         SLANPV      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

SL90i Slate PopUp 250x250                                           SLAPOP      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC01i WomenCentral ROS 468x60                                       MSNUND      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral Beauty-Style 120x240                             WMCBSV      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral First Person 120x240                             WMCFPV      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral Fitness-Health 120x240                           WMCFHV      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral Home-Food 120x240                                WMCHFV      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral HomePage 120x240                                 WMCHPV      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral Relationships 120x240                            WMCRVB      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral Weddings 120x240                                 WMCWVB      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral Beauty-Style 120x60                              WMCBSS      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral First Person 120x60                              WMCHES      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral Fitness-Health 120x60                            WMCFTS      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral Home-Food 120x60                                 WMCHLS      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral HomePage 120x60                                  WMCFPS      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral Relationships 120x60                             WMCRES      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral Weddings 120x60                                  WMCWDB      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral Beauty-Style 120x30                              WMCSYH      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral First Person 120x30                              WMCHLH      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral Fitness-Health 120x30                            WMCFTH      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral Home-Food 120x30                                 WMCHMH      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral HomePage 120x30                                  WMCHPH      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral Relationships 120x30                             WMCRLH      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral Weddings 120x30                                  WMCWHB      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------

WC90i WomenCentral Pop-Up 250x250                                   WMCPOP      [***]                                 [***]
---------------------------------------------------------------------------------------------------------------------------
Subtotal of MSN Inventory                                                                                             [***]

[***] Confidential Information

   Microsoft Confidential
   Page 11 of 20

--------------------------------------------------------------------------------------------------------------------------
                                                                               [***]
--------------------------------------------------------------------------------------------------------------------------
Content Integration within MSN
--------------------------------------------------------------------------------------------------------------------------
Search Featured Site                                                                                                 [***]
--------------------------------------------------------------------------------------------------------------------------
Hotmail Web Courier
--------------------------------------------------------------------------------------------------------------------------
MSN Headline Module
--------------------------------------------------------------------------------------------------------------------------
Subtotal of premium inventory                                                                                        [***]
--------------------------------------------------------------------------------------------------------------------------
Content Integration within MSN
--------------------------------------------------------------------------------------------------------------------------
Women Central Minisite                                                                                               [***]
--------------------------------------------------------------------------------------------------------------------------
MSNBC Advertorial (Individual Placements below)                                                                      [***]
-------------------------------------------------------------------------------

1) Co-Branded Banners promoting Advertorial MSNBC ROS                          [***]                                 [***]
--------------------------------------------------------------------------------------------------------------------------

2) Banners MSNBC ROS                                                           [***]                                 [***]
--------------------------------------------------------------------------------------------------------------------------

3) A-Column Ad- WebCourier Newsletters                                         [***]                                 [***]
--------------------------------------------------------------------------------------------------------------------------

4) MSNBC Front Cover Banner (Lower Right)                                      [***]                                 [***]
--------------------------------------------------------------------------------------------------------------------------
Subtotal of content integration                                                                                      [***]
--------------------------------------------------------------------------------------------------------------------------

Grand Total:                                                                   [***]                                 [***]
--------------------------------------------------------------------------------------------------------------------------
Net CPM                                                                                              $               [***]
                                                                                                    ----------------------
Package Price                                                                                        $          2,137,229
--------------------------------------------------------------------------------------------------------------------------

(Exhibit 2-A continued on next page)

[***] Confidential Information

   Microsoft Confidential
   Page 12 of 20

---------------------------------------------------------------------------------------------------------------------
eDiets Media Plan
1/1/2003 - 3/31/2003
---------------------------------------------------------------------------------------------------------------------
                                                                                       Total Ad         Total Ad Reqs
                             Placement                                Code            Reqs/Month           Per Yr
---------------------------------------------------------------------------------------------------------------------
CC01i Careers ROS 468x60 (A)                                         CCHGEN       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

CC07i Careers ROS 120x240 (A)                                        CCHMO1       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

CC17i Careers ROS 120x60 (A)                                         CCHMO2       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

CC20i Careers ROS 120x30 (A)                                         CCHHRL       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

HE90i Health PopUp (A) 250x250                                       HEAPOP       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

HM01i Hotmail English Banners (d)                                    HOTBOS       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

HM90i Hotmail English 250x250 Home (d)                               HOTENG       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

HM90i Hotmail English 250x250 Compose (d)                            HOTENG       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

HM90i Hotmail English Lang.PopUp                                     HOTPOP       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

HM99i Hotmail PopUnder (NoGif) 720x300                               HOTLBA       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

MS27i MSN Front Page Small Banner                                    MSNBFP       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

MS27i MSN Merchant Text Ad                                           MSNMER       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

NB01i *Business                                                      NBCCOM       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

NB01i *Frontpage                                                     NBCFPG       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

NB01i *Health                                                        NBCHEA       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

NB01i *Sports                                                        NBCSPT       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

NB01i *TV News                                                       NBCONA       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

NB01i *Weather                                                       NBCWEA       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

NB10i Business A-Column Button (A)125x125                            NBCABS       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

NB10i Health A-Column Button (A) 125x125                             NBCAHH       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

NB10i News A-Column Button (A) 125x125                               NBCANS       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

NB10i Sports A-Column Button (A) 125x125                             NBCASS       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

NB10i Travel A-Column Button (A) 125x125                             NBCATL       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

NB10i TV news A-Column Button (A) 125x125                            NBCATV       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

NB45i Showcase Ad - Med. Sports 300x250                              NBCSMS       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

NB45i Showcase Ad - Med. Travel 300x250                              NBCSMT       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

NB99i MSNBC PopUnder (NoGif) 720x300                                 NBCLBA       [***]                     [***]
---------------------------------------------------------------------------------------------------------------------

[***] Confidential Information

Microsoft Confidential
Page 13 of 20

SL01i Slate Standard Banner                                          SLAGEN        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

SL07i Business Section (A-Col) 120x240                               SLABUV        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

SL07i Home Page Vertical Button (A-Col) 120x240                      SLAVAR        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

SL07i News-Politics Section (A-Col) 120x240                          SLANPV        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

SL90i Slate PopUp 250x250                                            SLAPOP        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC01i WomenCentral ROS 468x60                                        MSNUND        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral Beauty-Style 120x240                              WMCBSV        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral First Person 120x240                              WMCFPV        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral Fitness-Health 120x240                            WMCFHV        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral Home-Food 120x240                                 WMCHFV        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral HomePage 120x240                                  WMCHPV        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral Relationships 120x240                             WMCRVB        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral Weddings 120x240                                  WMCWVB        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral Beauty-Style 120x60                               WMCBSS        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral First Person 120x60                               WMCHES        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral Fitness-Health 120x60                             WMCFTS        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral Home-Food 120x60                                  WMCHLS        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral HomePage 120x60                                   WMCFPS        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral Relationships 120x60                              WMCRES        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral Weddings 120x60                                   WMCWDB        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral Beauty-Style 120x30                               WMCSYH        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral First Person 120x30                               WMCHLH        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral Fitness-Health 120x30                             WMCFTH        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral Home-Food 120x30                                  WMCHMH        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral HomePage 120x30                                   WMCHPH        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral Relationships 120x30                              WMCRLH        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral Weddings 120x30                                   WMCWHB        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

WC90i WomenCentral Pop-Up 250x250                                    WMCPOP        [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

Subtotal of MSN Inventory                                                          [***]                   [***]
--------------------------------------------------------------------------------------------------------------------
Content Integration within MSN                                                     [***]                   [***]
--------------------------------------------------------------------------------------------------------------------
Search Featured Site                                                               [***]                   [***]
--------------------------------------------------------------------------------------------------------------------

[***] Confidential Information

Microsoft Confidential
Page 14 of 20

Hotmail Web Courier
--------------------------------------------------------------------------------------------------------------------
MSN Headline Module
--------------------------------------------------------------------------------------------------------------------
Subtotal of premium inventory                                                                                 [***]
--------------------------------------------------------------------------------------------------------------------
Content Integration within MSN
--------------------------------------------------------------------------------------------------------------------
Women Central Minisite                                                                                        [***]
--------------------------------------------------------------------------------------------------------------------
MSNBC Advertorial (Individual Placements below)                                                               [***]
--------------------------------------------------------------------------------------------------------------------

1) Co-Branded Banners promoting Advertorial MSNBC ROS                           [***]                         [***]
--------------------------------------------------------------------------------------------------------------------

2) Banners MSNBC ROS                                                            [***]                         [***]
--------------------------------------------------------------------------------------------------------------------

3) A-Column Ad- WebCourier Newsletters                                          [***]                         [***]
--------------------------------------------------------------------------------------------------------------------

4) MSNBC Front Cover Banner (Lower Right)                                       [***]                         [***]
--------------------------------------------------------------------------------------------------------------------
Subtotal of content integration                                                                               [***]
--------------------------------------------------------------------------------------------------------------------

Grand Total:                                                                    [***]                         [***]
--------------------------------------------------------------------------------------------------------------------
Net CPM                                                                                                       [***]
                                                                                                   -----------------
Package Price                                                                                       $     2,780,473
--------------------------------------------------------------------------------------------------------------------

[***] Confidential Information

(Exhibit 2-A continued on next page)

Microsoft Confidential
Page 15 of 20

--------------------------------------------------------------------------------------------------------------------------
eDiets Media Plan
--------------------------------------------------------------------------------------------------------------------------
4/1/2003 - 6/30/2003
--------------------------------------------------------------------------------------------------------------------------
                                                                                Total Ad                Total Ad Reqs Per
                             Placement                              Code       Reqs/Month                       Yr
--------------------------------------------------------------------------------------------------------------------------
CC01i Careers ROS 468x60 (A)                                       CCHGEN         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

CC07i Careers ROS 120x240 (A)                                      CCHMO1         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

CC17i Careers ROS 120x60 (A)                                       CCHMO2         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

CC20i Careers ROS 120x30 (A)                                       CCHHRL         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

HE90i Health PopUp (A) 250x250                                     HEAPOP         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

HM01i Hotmail English Banners (d)                                  HOTBOS         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

HM90i Hotmail English 250x250 Home (d)                             HOTENG         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

HM90i Hotmail English 250x250 Compose (d)                          HOTENG         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

HM90i Hotmail English Lang.PopUp                                   HOTPOP         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

HM99i Hotmail PopUnder (NoGif) 720x300                             HOTLBA         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

MS27i MSN Front Page Small Banner                                  MSNBFP         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

MS27i MSN Merchant Text Ad                                         MSNMER         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

NB01i *Business                                                    NBCCOM         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

NB01i *Frontpage                                                   NBCFPG         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

NB01i *Health                                                      NBCHEA         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

NB01i *Sports                                                      NBCSPT         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

NB01i *TV News                                                     NBCONA         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

NB01i *Weather                                                     NBCWEA         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

NB10i Business A-Column Button (A)125x125                          NBCABS         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

NB10i Health A-Column Button (A) 125x125                           NBCAHH         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

NB10i News A-Column Button (A) 125x125                             NBCANS         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

NB10i Sports A-Column Button (A) 125x125                           NBCASS         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

NB10i Travel A-Column Button (A) 125x125                           NBCATL         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

NB10i TV news A-Column Button (A) 125x125                          NBCATV         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

NB45i Showcase Ad - Med. Sports 300x250                            NBCSMS         [***]                        [***]
--------------------------------------------------------------------------------------------------------------------------

NB45i Showcase Ad - Med. Travel 300x250                            NBCSMT         [***]                        [***]

[***] Confidential Information

   Microsoft Confidential
   Page 16 of 20

-------------------------------------------------------------------------------------------------------------------------

NB99i MSNBC PopUnder (NoGif) 720x300                                NBCLBA      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

SL01i Slate Standard Banner                                         SLAGEN      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

SL07i Business Section (A-Col) 120x240                              SLABUV      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

SL07i Home Page Vertical Button (A-Col) 120x240                     SLAVAR      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

SL07i News-Politics Section (A-Col) 120x240                         SLANPV      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

SL90i Slate PopUp 250x250                                           SLAPOP      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC01i WomenCentral ROS 468x60                                       MSNUND      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral Beauty-Style 120x240                             WMCBSV      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral First Person 120x240                             WMCFPV      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral Fitness-Health 120x240                           WMCFHV      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral Home-Food 120x240                                WMCHFV      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral HomePage 120x240                                 WMCHPV      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral Relationships 120x240                            WMCRVB      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC07i WomenCentral Weddings 120x240                                 WMCWVB      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral Beauty-Style 120x60                              WMCBSS      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral First Person 120x60                              WMCHES      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral Fitness-Health 120x60                            WMCFTS      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral Home-Food 120x60                                 WMCHLS      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral HomePage 120x60                                  WMCFPS      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral Relationships 120x60                             WMCRES      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC17i WomenCentral Weddings 120x60                                  WMCWDB      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral Beauty-Style 120x30                              WMCSYH      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral First Person 120x30                              WMCHLH      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral Fitness-Health 120x30                            WMCFTH      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral Home-Food 120x30                                 WMCHMH      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral HomePage 120x30                                  WMCHPH      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral Relationships 120x30                             WMCRLH      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC20i WomenCentral Weddings 120x30                                  WMCWHB      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

WC90i WomenCentral Pop-Up 250x250                                   WMCPOP      [***]                            [***]
-------------------------------------------------------------------------------------------------------------------------

[***] Confidential Information

   Microsoft Confidential
   Page 17 of 20

---------------------------------------------------------------------------------------------------------------------------
Subtotal of MSN Inventory                                                          [***]                            [***]
---------------------------------------------------------------------------------------------------------------------------
Content Integration within MSN
---------------------------------------------------------------------------------------------------------------------------
Search Featured Site                                                                                                [***]
---------------------------------------------------------------------------------------------------------------------------
Hotmail Web Courier
---------------------------------------------------------------------------------------------------------------------------
MSN Headline Module
---------------------------------------------------------------------------------------------------------------------------
Subtotal of premium inventory                                                                                       [***]
---------------------------------------------------------------------------------------------------------------------------
Content Integration within MSN
---------------------------------------------------------------------------------------------------------------------------
Women Central Minisite                                                                                              [***]
---------------------------------------------------------------------------------------------------------------------------
MSNBC Advertorial (Individual Placements below)                                                                     [***]
---------------------------------------------------------------------------------------------------------------------------

1) Co-Branded Banners promoting Advertorial MSNBC ROS                              [***]                            [***]
---------------------------------------------------------------------------------------------------------------------------

2) Banners MSNBC ROS                                                               [***]                            [***]
---------------------------------------------------------------------------------------------------------------------------

3) A-Column Ad- WebCourier Newsletters                                             [***]                            [***]
---------------------------------------------------------------------------------------------------------------------------

4) MSNBC Front Cover Banner (Lower Right)                                          [***]                            [***]
---------------------------------------------------------------------------------------------------------------------------
Subtotal of content integration                                                                                     [***]
---------------------------------------------------------------------------------------------------------------------------

Grand Total:                                                                       [***]                            [***]
---------------------------------------------------------------------------------------------------------------------------
Net CPM                                                                                                             [***]
                                                                                                          -----------------
Package Price                                                                                               $   3,361,468
---------------------------------------------------------------------------------------------------------------------------

[***] Confidential Information

   Microsoft Confidential
   Page 18 of 20

                                   EXHIBIT 2-B
                           WOMENCENTRAL SPECIFICATIONS

Microsoft Confidential
Page 19 of 20

                                            [LOGO](TM)
                                     msn(TM)


                                  MSN Channels
                         Partner Service Level Agreement


--------------------------------------------------------------------------------
Last Revised Date:       Tuesday Jun. 04, 2002 at 10:13 AM
--------------------------------------------------------------------------------
Author:                  Deanna Herbert
--------------------------------------------------------------------------------
Document State:          Stable
--------------------------------------------------------------------------------

MSN SERVICE LEVEL AGREEMENT                                                  -1-

Table of Contents

1    Introduction.............................................................4

     1.1    Objective.........................................................4

2    Service availability.....................................................4

     2.1    Definition........................................................4

     2.2    Availability goals................................................4

     2.3    Measurement.......................................................4

         2.3.1 Sites to be monitored..........................................4

     2.4    Availability exceptions...........................................5

         2.4.1 Uncontrollable events..........................................5

         2.4.2 Planned downtime...............................................5

3    Operational standards....................................................5

     3.1    System management / operational support...........................5

     3.2    Platform compatibility............................................6

         3.2.1 Operating systems and browsers supported.......................6

4    Technical support and problem escalation.................................6

     4.1    Overview..........................................................6

     4.2    Priorities and response times.....................................7

         4.2.1 Priority level assignments and response time grid..............7

     4.3    Escalation procedures.............................................8

         4.3.1 Authorized personnel...........................................9

         4.3.2 Required escalation information................................9

         4.3.3 Escalation response............................................9

         4.3.4 Issue tracking.................................................9

         4.3.5 Actions upon closure...........................................9

MSN SERVICE LEVEL AGREEMENT                                                  -2-

         4.3.6 Escalation process diagram.................................   9

5    Content availability.................................................  10

     5.1    Content drops.................................................  10

     5.2    Day-to-day activities.........................................  10

     5.3    Escalation process............................................  10

     5.4    Scheduling....................................................  10

         5.4.1 Editorial calendars........................................  10

         5.4.2 Monthly Production Schedule................................  12

6    Reporting............................................................  12

     6.1    Sample Media Metrix Report....................................  12

7    Signatory page.......................................................  13

8    Appendix.............................................................  14

     8.1    Contacts......................................................  14

         8.1.1 MSN Contacts...............................................  14

         8.1.2 Partner Contacts...........................................  14

MSN SERVICE LEVEL AGREEMENT                                                -3-

1 Introduction

1.1  Objective

The purpose of this document is to detail the service availability requirements, operational standards, required escalation path, and content availability for MSN Channel Partner Properties and Services.

2 Service availability

2.1  Definition

Service availability is defined as the percentage of uptime (out of 100%) for a particular property or service. Uptime is defined as a service or property performing with adequate response times, being free of content defects, and allowing services to be utilized per product specifications.

2.2  Availability goals

The objective for the Properties and Services is to establish a record of service availability, averaged over a monthly basis, of 99.5% for calendar month (the "service availability"), subject to the exceptions listed under "Availability exceptions". This objective permits sites to be unavailable a maximum of 7.2 minutes per day, 50.4 minutes per week, or ~ 216 minutes per calendar month. The purpose of this metric is to establish a baseline objective that meets the parties' expectations.

In the event of any material deviation from the service availability objective, The Partner shall take the steps described below under "Technical support and problem escalation" to restore the level of service for the Properties or Services to a fully operational condition.

In the event the Partner is not able to maintain the service availability objective of 99.5%, then Microsoft shall take the appropriate steps to remedy the situation. If applicable, penalties may apply.

2.3  Measurement

Microsoft will monitor the availability of the Services using appropriate measurement tools. Service availability will be measured through third party systems as well as Microsoft proprietary systems.

Microsoft will use third-party, industry-standard systems, such as Keynote, as well as internal Microsoft tools, such as Sitescope, developed by Freshwater Software, to measure and monitor quality of service. Microsoft uses Sitescope to measure availability of its own sites, including the MSN network. Measurements taken at border routers of the MSN data center will be used for calculating service levels. Availability data from the point of view of the end user is also collected, but this is for informational purposes only and not to be used for establishing service availability. MSN test teams may also perform verification of service availability.

2.3.1 Sites to be monitored

The Partner Services listed below will be sampled at two (2) minute intervals. The URLs listed should be a relative sampling of main domain and content feed URLs that will reflect overall health of the service.

MSN SERVICE LEVEL AGREEMENT                                                -4-

Monitored Sites
--------------------------------------------------------------------------------
URL                    Site Description (including            Monitoring Method
                       type--e.g., drop location or main
                       domain)
--------------------------------------------------------------------------------
www.ediets.com
--------------         Ediets core site                       Keynote
--------------------------------------------------------------------------------

2.4  Availability exceptions

2.4.1    Uncontrollable events

Unlike traditional service organizations that provide service level agreements, Internet services like the Properties and Services are routinely impacted by events that the Partner has no control over and which events may negatively impact the service availability. Accordingly, the occurrence of any one of the following events shall constitute an exception to the Partner's obligation to meet the service availability objective specified above:

     1. An outage of services that is due to the failure or non-performance of any equipment, connections, or services that are not under the direct control or supervision of the Partner; such services include peer-to-peer Internet service provider routing, third-party datacenter failure, etc.

     2. An outage of services caused by a third party not under the direct control or supervision of the Partner, including, but not limited to, the Partner or its employees, contractors, or subcontractors.

     3. An outage of services caused by an event that is beyond the reasonable control of the Partner (e.g., acts of God, acts of any government in its sovereign or contractual capacity, fires, floods, snowstorms, earthquakes, epidemics, quarantine restrictions, wars, riots, rebellions, insurrections or civil unrest, strikes or other work stoppages, hacker attacks such as "denial of service").

2.4.2    Planned downtime

An outage caused by scheduled and agreed-upon routine or preventive maintenance, unless such maintenance is performed outside of the specified time that has been mutually agreed to by the Parties, shall constitute an exception to the Partner's obligation to meet the service availability objective specified above. Such incidences require written notification to Microsoft of no less than 10 working days prior to the outage. The outage notification should detail work to be done, the date and time for maintenance to be performed, expected length of downtime, and contingency plan details, along with trigger points for when the contingency plan will be applied. Should the downtime exceed the length provided in the notification, this will be counted as non-planned downtime and will be deducted from site availability for the calendar month. The Partner shall attempt to perform such routine or preventative maintenance during times that will minimize impact to end-users.

3    Operational standards

3.1      System management/operational support

Partner operations will maintain a high degree of operational support. The services that comprise operational support include monitoring the software that provides the Properties and Services, managing the computers that run that software, and managing the key infrastructure pieces such as the networking architecture and internet connectivity that are required to allow customers to reach and utilize the Properties and Services.

MSN SERVICE LEVEL AGREEMENT                                                  -5-

3.2    Platform compatibility

Partner Properties and Services shall meet the operating system and browser support requirements of MSN, detailed below. These requirements are subject to change as new software becomes available.

3.2.1  Operating systems and browsers supported

                          IE 3x      IE 4x     IE 5.01    IE 5.5      IE 6x        MSN       Nav 4x     Nav 6x
                                                                                Explorer
Windows XP Pro             --         --         --         --          1          --         --         --
Windows 2000 Pro sp2       --          3          2          1          2           2          3          2
Windows NT sp6              3          2          2          2          3          --          3          3
Windows 98                 --          2          3         --         --          --          1         --
Windows 98 SE              --          3          1         --         --           1         --          2
Windows Millenium          --          3          3          3          3          --         --         --
Windows 95                  2          2          2         --         --          --          2          3
Windows 3x                  3          3          3         --         --          --         --         --
Windows CE                 --          3         --         --         --          --         --         --
Web TV                      1         --         --         --         --          --         --         --
-----------------------------------------------------------------------------------------------------------------
Macintosh OS 8.5           --         --          3         --         --          --          3         --
Macintosh OS 9x             3          3          2         --         --          --          2          3

Notes:

Priority 1 - We will always test live site updates and project work on these versions. These versions should be fully supported.
Priority 2 - We will always test project work on these versions prior to release.
Priority 3 - We will test project work on these versions prior to release, if time permits.

4    Technical support and problem escalation

4.1  Overview

This section describes the Partner's process for handling technical support requests. The process is comprised of two key elements:
     1. Priorities and response times (section 4.2), including level definitions and assignment
     2.   Escalation procedures (section 4.3)

The Partner shall cooperate with Microsoft in order to facilitate the Partner's provision of the Properties and Services on a continuous basis. For example (and by way of illustration and not limitation), Microsoft shall:

     1. Promptly notify the Partner (as described below) when it believes that a problem requiring technical support has arisen.

     2. Cooperate with the Partner with respect to troubleshooting and/or resolution of the problem.

     3. Furnish the Partner with such relevant information as the Partner may reasonably require in order to provide technical support.

MSN SERVICE LEVEL AGREEMENT                                                  -6-

4.2  Priorities and response times

With Microsoft's input, the Partner will assign each technical support request a priority level based upon the criteria listed below.

If the Partner discovers problems of immediate or high priority, the Partner will notify MSN Channel Alert (chanaler@microsoft.com, cc:
mspager@microsoft.com) as soon as possible using commercially reasonable efforts. See the appendix for additional contact information.

4.2.1    Priority level assignments and response time grid

--------------------------------------------------------------------------------------------------------------------------------
Priority         Criteria and examples                                               Initial         Update       Resolution
                                                                                     response        interval     goal
--------------------------------------------------------------------------------------------------------------------------------
Immediate        Criteria:                                                           60 minutes or   Every 2      4 hours
                 .  Any Property or Service is unavailable                           less            hours
                 .  Service malfunction is causing serious disruption
                    to the normal operation capabilities as seen by
                    Microsoft MSN users and/or Microsoft's Operations
                    Team.

                 Examples:
                 .  Web page is unavailable
                 .  Significant functionality on one of the web sites
                    is unavailable due to broken links or otherwise
                    malformed web content.
-------------------------------------------------------------------------------------------------------------------------------
High             Criteria:                                                           60 minutes or   Every 4      8 hours
                 .  Obvious and significant flaw in quality of any                   less            hours
                    Property or Service apparent to 50% or more of
                    Microsoft/MSN users.
                 .  Obvious and significant flaw in quality of Property
                    or Service that produces errors or degrades
                    performance of Microsoft ad serving engine

                 Examples:
                 .  Content feeds are frequently unavailable
                 .  Content feeds are continually errant
                 .  Partner URL is incorrectly coded for serving
                    Microsoft-served ads and results in scripting
                    errors that degrade the performance/availability of
                    ad servers.
-------------------------------------------------------------------------------------------------------------------------------
Normal           Criterion:                                                          1 business      Weekly       1 week or
                 .  Problem with any Property or Service that is                     day or less                  less
                    inconvenient but can be worked around or affects
                    less than 25% of Microsoft/MSN users.

                 Examples:
                 .  A particular piece of content is unavailable.
-------------------------------------------------------------------------------------------------------------------------------
Project          Criterion:                                                          1 business      Weekly       Next product
                 .  System enhancement or improvement requests that                  day or less                  release
                    can be planned into a normal release cycle.
                    These requests
-------------------------------------------------------------------------------------------------------------------------------

MSN SERVICE LEVEL AGREEMENT                                                  -7-

--------------------------------------------------------------------------------------------------------------------------------
                      are presented to program management for assessment and
                      prioritization into the release schedule.
                 .    Partner system exhibits continual and persistent failure
                      that doesn't have a direct impact upon 25% or more of MSN
                      users; once identified, requires Partner to engineer a
                      solution and implement it within a mutually agreed-upon
                      timeframe.

                 Examples:
                 .    Partner continually misses content feed deadlines.
                 .    Request for new information service that is not part of a
                      current service.
                 .    Request for a new report type or report format.
--------------------------------------------------------------------------------------------------------------------------------

If a resolution goal is not met, an advisory will be provided to Microsoft's contact point. In "Immediate" priority situations where resolution goals are not met, the Partner will provide contact information to extend the escalation path up through executive management.

4.2.1.1   Definitions

4.2.1.1.1 Initial response
           Initial response is defined as the first contact provided to Microsoft after the Authorized Microsoft Representative has submitted a service request through the above-mentioned escalation procedure. This response may be in the form of an email message, instant message, phone call, or personal acknowledgement and will normally contain the service request number for tracking purposes. Initial response should be directed to MSN Channel Alert (chanaler@microsoft.com, cc: mspager@microsoft.com). See appendix for additional contact information.

4.2.1.1.2 Update interval
           The update interval is defined as any communication between the Partner support or product team and Microsoft where the status and plan of action for the service request is communicated. The purpose of these updates is to keep Microsoft informed of the progress being made to resolve the problem reported through the service request, to gather additional details for support or troubleshooting purposes, or to communicate a resolution of the problem to Microsoft.

4.2.1.1.3 Resolution goal
           The resolution goal is defined as the time period within which problem resolution should be attained.

4.3     Escalation procedures

In the event that Microsoft discovers a problem with any of the Properties and Services, the following procedures should be followed for problem resolution and call escalation.

4.3.1   Authorized personnel

Microsoft shall provide Partner with a list of authorized personnel (the "Authorized Microsoft Representative(s)") who are authorized to contact the Partner, which person(s) shall have the technical capability and authority to make appropriate decisions with respect to matters involving

MSN SERVICE LEVEL AGREEMENT                                                 -8-
the Partner. Microsoft shall be responsible for providing the Partner with updated information, as necessary, regarding such authorized personnel. The Partner shall have no obligation to take any action based upon a report from any person purporting to represent Microsoft unless such person is an Authorized Microsoft Representative and can provide sufficient information (e.g., password) to verify his or her identity. See appendix for additional contact information.

4.3.2   Required escalation information

In order to minimize confusion, maintain security, and streamline the communications between Microsoft and the Partner, when reporting a new problem or following up on an existing problem, the Microsoft Authorized Representative shall provide the Partner contact with the following information:

    1. The company name and particular service(s) that is (are) experiencing a problem

    2.  The name of Authorized Microsoft Representative who is making the report

    3. The pre-arranged, mutually-greed-upon password (initially "xxxxxx") for verification

    4.  An E-mail notification address or alias to facilitate communication

    5.  All relevant detail information regarding the problem

    6. Other pertinent contact information, which shall include but not be limited to, a telephone number and/or pager number for the Authorized Microsoft Representative.

4.3.3   Escalation response

In response to a problem escalation, the Partner representative will:

    1. Provide the Authorized Microsoft Representative with a problem tracking number.

    2. Work through the Partner-established escalation process to facilitate timely resolution of the problem, per "Priority and response time" grid, above.

    3. Provide the Authorized Microsoft Representative with updated information specific to the problem, per "Priority and response time" grid, above.

It should be understood that the Authorized Microsoft Representative does not have the authority to instruct the Partner to perform any direct action concerning any equipment, software or network that constitute the Partner Service.

4.3.4   Issue tracking

The Partner should reference the problem tracking number in all related communications.

4.3.5   Actions upon closure

Upon issue closure, the Partner shall submit the issue back to MSN Channel Alert (chanaler@microsoft.com, cc:mspager@Microsoft.com) for verification. The problem should not be considered closed until the fix has been verified.

4.3.6   Escalation process diagram

MSN SERVICE LEVEL AGREEMENT                                                  -9-

5      Content availability

5.1     Content drops

Content drops will occur on a regular schedule as agreed to by MSN and the Partner. Mail should be sent immediately after a drop is completed. If a drop is going to be late, notification of the circumstances and estimated delay should also be sent via mail to the same people. This drop will include all links and correct URLs, graphics, and other appropriate information as listed in the monthly editorial calendars. Please follow the image guidelines and test guidelines appropriately.

5.2     Day-to-day activities

MSN Channels continually checks sites for appropriate updates and links. If there is a problem with a partner site, the appropriate site will be notified and the escalation path put into effect. Additional problems with content can range from incorrect URL's, to graphics and layout issues, to missing pages. See section 4.0 for Technical Support and Problem Escalation.

Daily promotions help drive traffic to partner sites. Each day the MSN.com home page team asks for themes and links that have to do with current events or popular topic areas. This requires links from partner sites to be turned around in a short period of time. Mail is sent out a week in advance with themes, and day-to-day new themes are introduced. In the case of advance theme mail, links should be returned no later than a day ahead of the planned theme. In the case of a last minute daily theme, links should be returned by noon PST.

5.3     Escalation process

See Technical Support and Problem Escalation section, above. Most content-related issues will fall under "Normal" priority.

5.4     Scheduling

5.4.1     Editorial calendars

Editorial calendars are due on the 9/th/ of the month. This should reflect all content that will be live, and any content that will be available for a limited amount of time, for the following month. Promotional opportunities and special events should be called out in red. URLs for all content should be available, and in the case where something is not live, a live date should be included. All URLs should be scrubbed and ready to go or should include live dates.

Each calendar should represent one month only. All editorial calendar URLs should reflect the MSN address: for example: careers.msn.com. No changes to the calendar will be accepted after the deadline 9/th/ of the month, due to the dependencies of promotional submissions.

MSN SERVICE LEVEL AGREEMENT                                                 -10-

5.4.1.1  Promotional Activities

------------------------------------------------------------------------------------------------------------
Promotion                                 Partner deliverables

------------------------------------------------------------------------------------------------------------
Info Pane (IP) promotions: the IP is      Editorial calendar URLs, daily theme URLs, event URLs,
the top panel of the MSN.com              and any appropriate bulletin board URLs.
page. This area provides headlines
from around the MSN.com
network. It is the most trafficked
part of the MSN.com network.

------------------------------------------------------------------------------------------------------------
Editorial packages: periodically,         Appropriate story, event, and bulletin board URLs.
special packages are created for
holidays, life events, etc. Packages
can run on a single page or part of
a page.

------------------------------------------------------------------------------------------------------------
In-house inventory: MSN runs             Editorial calendars due on the 9/th/ of the month with all
banner ads and promotions within         URLs in place and promotions highlighted.
the MSN network. Allocations vary
from month to month.

------------------------------------------------------------------------------------------------------------
Sidebar promotions: these editorial       Appropriate story, event, and bulletin board URLs.
packages run in the right hand side
of the msn.com network pages.
They are seasonal or used for
special promotions.

------------------------------------------------------------------------------------------------------------
Personalization, odule: this area         Editorial calendar URLs updated weekly to the
provides three headlines to MSN.com       personalization team.
users who choose to personalize their
MSN.com page.

------------------------------------------------------------------------------------------------------------
MSN.com properties: these are the other   Appropriate promotional and evergreen story URLs.
channels within the MSN.com network that
run promotions and use evergreen links
from around the network.

------------------------------------------------------------------------------------------------------------
Other Microsoft properties: these         Appropriate evergreen story URLs, streaming content for
include Microsoft.com properties,         live events.
Hotmail, MSN TV, MSNBC, Windows Media

------------------------------------------------------------------------------------------------------------

MSN SERVICE LEVEL AGREEMENT                                                 -11-

5.4.2    Monthly Production Schedule

----------------------------------------------------------------------------------------------
Monthly            Promotions schedule                      Content development
schedule
----------------------------------------------------------------------------------------------
Daily              Info Pane headlines submitted for        Review page for pages for
                   daily themes and current editorial.      mistakes or errors, daily
                   Send themes to editorial teams for       triage with tech/editorial
                   appropriate links                        teams if necessary.
----------------------------------------------------------------------------------------------
1/st/ week of      Run numbers on users from                Study numbers for
the Month          previous month, send to sites            correlations between hits and
                   Check house ad inventory from            popular stories.
                   previous month                           Work with editorial teams to
                                                            find more links
----------------------------------------------------------------------------------------------
9/th/ of the       Review editorial calendar for            Rewrite headlines, choose
Month              promos                                   features, review live events
----------------------------------------------------------------------------------------------
10/th/ of the      Submit promos to In-house                Review editorial calendar,
month              marketing team.                          make final pass on priorities
----------------------------------------------------------------------------------------------
3/rd/ Thursday     Meet with editorial promo team to        Select content for upcoming
of the Month       select promos for next theme             themes. Work with editorial
                   Send email to editorial teams for        teams to fill out theme stories
                   input
----------------------------------------------------------------------------------------------
Last week of the   Check links on vertical sites, update    Check to see if all editorial
month              Select links for editorial packages      content links are live for
                   Send out reminders for editorial         upcoming packages
                   calendars
----------------------------------------------------------------------------------------------

6     Reporting

General reporting should include: MSN will provide unique users, page views, and top ten IP headlines the first week of every month. These will come from our internal IDSS tool. We expect partners to provide the same information by the 7/th/ of every month using internal tools and Media Metrix.

6.1   Sample Media Metrix Report

The attached spreadsheet is an example of Media Metrix reports currently received.

     [ ]
GreetingsMediaMetri
    x.xls

MSN SERVICE LEVEL AGREEMENT                                                 -12-

7   Signatory page


This signatory sheet acknowledges that the undersigned accept this Service Level Agreement, effective on the service launch date.


Approval Signatures:


-----------------------------------         -----------------------------------
Name                      Date              Name                    Date
Title                                       Title
Company                                     Company


-----------------------------------         -----------------------------------
Name                      Date              Name                    Date
Title                                       Title
Company                                     Company


-----------------------------------         -----------------------------------
Name                      Date              Name                    Date
Title                                       Title
Company                                     Company


-----------------------------------         -----------------------------------
Name                      Date              Name                    Date
Title                                       Title
Company                                     Company

MSN SERVICE LEVEL AGREEMENT                                                 -13-

8        Appendix

8.1      Contacts

8.1.1    MSN Contacts

-------------------------------------------------------------------------------------------------------------
Contact        Title               Name             Email                    Phone            Pager
Type
-------------------------------------------------------------------------------------------------------------
Primary        MSN Channel Alert   Channel Alert    chanaler@microsoft.com   Use pager        1(800)759-8888
                                                    ----------------------
(24 X 7)                                            & cc:                                     Pin# 1071444
                                                    mspager@microsoft.com
-------------------------------------------------------------------------------------------------------------
Additional     Program Manager     Deanna Herbert   deannada@microsoft.com   425 706-0123
                                                    ----------------------
-------------------------------------------------------------------------------------------------------------
Additional     Channel Manager     Kim Lowe         klowe@microsoft.com      425 705-4744
                                                    -------------------
-------------------------------------------------------------------------------------------------------------



8.1.2    Partner Contacts

-------------------------------------------------------------------------------------------------------------
Contact Type         Title            Name          Email                Phone             Pager
-------------------------------------------------------------------------------------------------------------
Primary
-------------------------------------------------------------------------------------------------------------
Additional
-------------------------------------------------------------------------------------------------------------
Additional
-------------------------------------------------------------------------------------------------------------

MSN SERVICE LEVEL AGREEMENT                                                 -14-